UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2006 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02         Results of Operations and Financial Condition.

The information provided in Item 7.01 of this Current Report on Form 8-K, including the exhibit, is incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 7.01         Regulation FD Disclosure.

On May 3, 2006, Nu Skin Enterprises, Inc. (“the Company”) issued a press release regarding financial results for the first quarter ended March 31, 2006. In this press release, the Company reported a net loss of $12.8 million and a net loss per share of $.18, including the impact of an impairment charge of $23.0 million related to a non-cash write-down of the first generation Pharmanex® BioPhotonic Scanner units. Subsequently, in connection with the preparation of its Quarterly Report on Form 10-Q that the Company filed on May 10, 2006, upon further review of its impairment analysis, the Company determined that the Scanner impairment charge should be changed to $19.0 million instead of the $23.0 million previously reported. As a result, in the Form 10-Q the Company reported a net loss of $10.3 million and a net loss per share of $.15. The Consolidated Statements of Income, Consolidated Balance Sheets and Consolidated Statements of Cash Flows included in the Form 10-Q are attached as Exhibit 99.1 to this report and incorporated by reference.

The information furnished pursuant to this Item 7.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)     Exhibit.

99.1	Consolidated Statements of Income, Consolidated Balance Sheets and Consolidated Statements of Cash Flows included in the Company’s Quarterly Report on Form 10-Q for the three month period ending March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ D. Matthew Dorny D. Matthew Dorny Vice President

Date: May 10, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Consolidated Statements of Income, Consolidated Balance Sheets and Consolidated Statements of Cash Flows included in the Company’s Quarterly Report on Form 10-Q for the three month period ending March 31, 2006.